EXHIBIT 10.3

                     STANDARD SECURITIES CAPITAL CORPORATION

                                AGENCY AGREEMENT

December 9, 2003

Workstream Inc.
495 March Road, Suite 300
Ottawa, Ontario
K2K 3G1

Attention:  Mr. Michael Mullarkey, President and Chief Executive Officer

Dear Sirs:

RE:      PRIVATE PLACEMENT OF COMMON SHARES AT A PRICE OF $1.60 PER COMMON SHARE

      Standard Securities Capital Corporation (the "AGENT") understands that Workstream Inc. (the "CORPORATION") desires to issue and sell to Purchasers (as defined below) in the Designated Province (as defined below) up to US$4,000,000 worth of Common Shares (the "OFFERING").

      The form of agreement between the Corporation and each Purchaser providing for the subscription by each Purchaser of Common Shares (the "SUBSCRIPTION AGREEMENT") is attached as Exhibit "A".

1. INTERPRETATION

1.1 Unless expressly provided otherwise, where used in this Agreement or any schedule hereto, the following terms shall have the following meanings, respectively:

      "AGENT" shall have the meaning ascribed thereto in the first paragraph of this Agreement;

      "AGENT'S COUNSEL" means Fraser Milner Casgrain LLP or such other legal counsel as the Agent may appoint;

      "AGENT'S EXPENSES" has the meaning ascribed thereto in Section 10.1 of this Agreement;

      "AGENT'S FEE" has the meaning ascribed to such term in Section 5.1;

      "ALTERNATIVE TRANSACTION" means (a) an issuance of securities of the Corporation or securities convertible, exchangeable or exercisable into such securities in the capital of the Corporation, in excess of 5% of the total value or number of securities currently outstanding in the capital of the Corporation, but excluding securities issuable upon the conversion, exchange or exercise of securities outstanding on the date hereof, including, for greater certainty, the Compensation Warrant Shares; or (b)

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      a merger, amalgamation,  arrangement,  reorganization, joint venture, sale of all or substantially all assets, exchange of assets involving the Corporation or any material subsidiary of the Corporation or any similar transaction other than as set out in this Agreement;

      "APPLICABLE SECURITIES LAWS" means, collectively, the applicable Canadian Securities Laws and U.S. Securities Laws;

      "AUDITORS"   means   PricewaterhouseCoopers   LLP,  the  auditors  of  the
      Corporation;

      "BUSINESS DAY" means any day other than a Saturday, Sunday or statutory or civic holiday in Toronto, Ontario;

      "CANADIAN SECURITIES LAWS" means, collectively, the securities laws of the Designated Province the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Ontario Securities Commissions and the SEC;

      "CLAIM" has the meaning ascribed to such term in Section 11.1;

      "CLOSING" means the closing of the Offering of the Common Shares on the Closing Date;

      "CLOSING DATE" means December 9, 2003 or such earlier or later date as the Corporation and the Agent may agree;

      "COMMON SHARE" or "COMMON SHARES" means the common shares in the capital of the Corporation;

      "COMPENSATION WARRANTS" and "COMPENSATION WARRANT SHARES" have the meaning ascribed to such terms in Section 5.1;

      "CORPORATION" means Workstream Inc. (and any predecessor corporation);

      "CORPORATION'S COUNSEL" means Perley-Robertson, Hill and McDougall LLP;

      "DESIGNATED PROVINCE" means Ontario;

      "FINANCIAL INFORMATION" means:

      (a) the audited consolidated financial statements of the Corporation for the period ending May 31, 2003 consisting of the audited consolidated balance sheets, consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of shareholders' equity, consolidated statements of cash flows together with the notes to the consolidated financial statements; and

      (b) the unaudited interim consolidated financial statements of the Corporation for the period ending August 31, 2003 consisting of the interim unaudited consolidated three month balance sheets, consolidated statements of operations, consolidated statements of comprehensive loss, and consolidated statements of cash flows as at

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            such date,  and together with the Notes to the interim  consolidated financial statements for such period;

      "GROSS PROCEEDS" means the aggregate gross proceeds to the Corporation from the sale of Common Shares to Purchasers pursuant to the Offering;

      "G.S.T." means taxes, interest, penalties and fines imposed under Part IX of the Excise Tax Act (Canada) and the regulations made thereunder;

      "INCLUDING" means including without limitation;

      "INDEMNIFIED PARTY" has the meaning giving to is in Section 11.1;

      "INTELLECTUAL PROPERTY RIGHTS" means all patent rights, trademarks, copyrights, industrial designs and technical information (including any claims or rights to sue for past infringement of same), relating to the business of the Corporation owned by or licensed to the Corporation;

      "KNOWLEDGE" and "TO THE KNOWLEDGE OF" mean, when referring to the Corporation, the actual knowledge of the directors and executive officers of the Corporation and of its Subsidiaries and, when referring to an individual, the actual knowledge of such individual and, in either case, the actual knowledge that any such person shall have acquired upon due and reasonable inquiry in the circumstances;

      "LEGAL COSTS" has the meaning ascribed to such term in Section 10.1;

      "MATERIAL ADVERSE EFFECT" means an effect which is materially adverse to the business, assets or properties, condition, (financial or otherwise) or results of operations of the Corporation or any of its Subsidiaries, taken as a whole;

      "MATERIAL CHANGE" means a change in the business, results of operations, assets, condition (financial or otherwise) or capital of the Corporation or any of its Subsidiaries that would reasonably be expected to have a significant effect on the market price or value of any of the Corporation's securities and includes a decision to implement such a change made by the Corporation's board of directors or by senior management of the Corporation who believe that confirmation of the decision by the board of directors is probable;

      "MATERIAL FACT" means a fact that significantly affects, or would reasonably be expected to have a significant effect on the market price or value of any of the Corporation's securities;

      "MISREPRESENTATION"  means (i) an untrue  statement of a material fact, or
      (ii) an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made;

      "NET PROCEEDS" means the Gross Proceeds minus the Agent's Fee and Agent's Expenses including the Legal Costs;


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      "NON-DISCLOSURE   AGREEMENT"  means  the  non-disclosure  agreement  dated
      December 1, 2003 between the Corporation and the Agent;

      "OFFERED  SECURITIES"  shall  mean,   collectively,   the  Common  Shares,
      Compensation Warrants and the Compensation Warrant Shares;

      "OFFERING" has the meaning ascribed to such term in the first paragraph of this Agreement;

      "OUTSTANDING CONVERTIBLE SECURITIES" means all options, including options granted or proposed to be granted to officers, directors, employees or consultants, warrants, other rights to acquire securities and other convertible securities of the Corporation or any of its Subsidiaries outstanding as at the date of this Agreement, whether issued pursuant to an established plan or otherwise, and including any agreement or understanding with respect to the issuance or granting of the same;

      "PERSON" includes any individual, corporation, limited partnership, general partnership, joint stock company or association, joint venture association, company, trust, bank, trust company, land trust, investment trust, society or other entity, organization, syndicate whether incorporated or not, trustee, estate trustee, executor or other legal or personal representative, and governments and agencies and political subdivisions thereof;

      "PRIVATE PLACEMENT EXEMPTIONS" means the registration and prospectus exemptions available pursuant to the Canadian Securities Laws pursuant to which the Common Shares are to be issued in the Designated Province;

      "PURCHASERS" means, collectively, each of the purchasers of Common Shares pursuant to the Offering;

      "REGISTRATION RIGHTS AGREEMENT" has the meaning ascribed to such term in Section ;

      "SEC" means the United States Securities and Exchange Commission;

      "SEC FILINGS" means the Corporation's most recent Form 10-K for the fiscal year ended May 31, 2003 and all other reports, schedules, forms or statements filed by the Corporation or its subsidiaries with the SEC under the 1933 Act or the 1934 Act on or during the 18 months preceding the date hereof;

      "SELLING GROUP" has the meaning ascribed to such term in Section 2.3;

      "STOCK EXCHANGES" means the NASDAQ Small Cap Market and the Boston Stock Exchange;

      "SUBSCRIPTION AGREEMENTS" means, collectively, the subscription agreements entered into between the Purchasers and the Corporation in respect of the purchase of Common Shares, a form of which is attached as Exhibit "A";


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      "SUBSIDIARY" or "SUBSIDIARIES" has the meaning as ascribed to such term in the Canada Business Corporations Act;

      "TIME OF CLOSING" means the Closing Date;

      "TRANSACTION DOCUMENTS" has the meaning ascribed to such term in Section 6.1(ee);

      "U.S. SECURITIES LAWS" means, collectively, the 1933 Act, the 1934 Act, all applicable federal and state securities laws in the United States, including all "Blue Sky" laws, and all regulations and forms prescribed thereunder, together with all applicable published policy statements, releases and rulings of the SEC and any applicable state securities regulatory authorities;

      "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

      "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.2 The division of this Agreement into sections, subsections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to sections, subsections, paragraphs and other subdivisions are to sections, subsections, paragraphs and other subdivisions of this Agreement.

1.3 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and time shall be of the essence hereof.

1.4 Unless otherwise stated herein, all amounts expressed herein in terms of money refer to the lawful currency of the United States and all payments to be made hereunder shall be made in such currency.

1.5 The following are the Schedules and Exhibits attached to this Agreement, which schedules and exhibits (including the representations, warranties and covenants set out therein) are deemed to be a part hereof and are hereby incorporated by reference herein:

      Schedule 6.1(q)              -     Contingent Liabilities
      Schedule 6.1(mm)             -     Encumbrances
      Exhibit "A"                  -     Subscription Agreement
      Exhibit "B"                  -     Legal Opinions
      Exhibit "C"                  -     Registration Rights Agreement

2. GENERAL TERMS AND CONDITIONS

2.1 Subject to the terms and conditions of this Agreement, the Corporation hereby appoints the Agent as, and the Agent hereby agrees to act as, the sole

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and exclusive  agent of the Corporation to offer for sale in Canada on behalf of the Corporation up to US$4,000,000 worth of Common Shares at a price of $1.60 per Common Share, and to use its commercially reasonable best efforts to solicit and procure Purchasers of the Common Shares on behalf of the Corporation.

The Agent acknowledges that the Offering may be done concurrently, or within a short time thereafter, with an United States offering of up to $1,000,000 of Common Shares.

2.2 Contemporaneously with the sale of the Common Shares, the Corporation, the Agent and each of the Purchasers will execute and deliver a Registration Rights Agreement in the form attached hereto as Exhibit "C" ( the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Corporation will agree to provide certain registration rights under the 1933 Act.

2.3 It is understood and agreed by the parties that the Agent shall act as agent only and at no time shall the Agent have any obligation whatsoever to purchase any Common Shares. The Agent shall have the right to form a selling group (the "SELLING GROUP") consisting of other registered securities dealers acting as sub-agents upon the terms and conditions set out in a selling group agreement to be entered into between the Agent and the members of the Selling Group and the Agent shall have the right to determine such terms and conditions, provided that they are not inconsistent with the terms and conditions of this Agreement, and that any fee charged by any such member shall not exceed the Agent's Fee set out in Section 5.1 and shall be payable by the Agent. The Agent shall have the exclusive right to control all compensation arrangements between the members of the Selling Group.

2.4 The Agent acknowledges and agrees that any offer to purchase Common Shares may be accepted or rejected, in whole or in part, by the Corporation acting reasonably.

2.5 The Corporation agrees that the Common Shares shall be offered for sale solely through the Agent in accordance with this Agreement, except those Common Shares offered for sale in the Designated Province through members of the Selling Group acting as sub-agents qualified to trade in Common Shares under the laws of the Designated Province appointed or authorized by the Agent as provided herein.

2.6 The Agent agrees not to solicit offers to purchase or sell the Common Shares in such a manner as to require registration of the Common Shares, or the filing of a prospectus with respect to the Common Shares, under the laws of any jurisdiction outside the Designated Province including, without limitation, the United States, and not to solicit offers to purchase or sell the Common Shares in Canada except in the Designated Province and only in accordance with Canadian Securities Laws. The Agent will ensure that any agreements between the Agent and any other investment dealers or brokers, including without limitation members of the Selling Group, contain equivalent restrictions to those contained in this section.

3. NATURE OF TRANSACTION

3.1 Each Purchaser resident in the Designated Province shall purchase Common Shares under a Private Placement Exemption so that the purchases of the Common Shares will be exempt from the registration and prospectus requirements of the Canadian Securities Laws. The Corporation hereby agrees to use all reasonable commercial efforts to secure compliance with all securities regulatory requirements on a timely basis in connection with the distribution of the Common

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Shares to the Purchasers,  including,  without limitation,  by filing within the periods stipulated under Canadian Securities Laws, and at the Corporation's expense, all private placement forms required to be filed by the Corporation and the Purchasers, respectively, in connection with the Offering and paying all filing fees required to be paid in connection therewith so that the distribution of the Common Shares may lawfully occur without the necessity of filing a registration statement or a prospectus or any similar document under the Applicable Securities Laws, including, an offering memorandum as defined in Ontario Securities Commission Rule 14-501. The Agent agrees to assist the Corporation in all reasonable respects to secure compliance with all regulatory requirements in connection with the Offering. The Agent will notify the Corporation with respect to the identity of each Purchaser as soon as practicable and with a view to leaving sufficient time to allow the Corporation to secure compliance with all relevant regulatory requirements under Applicable Securities Laws relating to the sale of the Common Shares.

4. COVENANTS AND REPRESENTATIONS OF THE AGENT

4.1 The Agent covenants with the Corporation that it will (and will use its reasonable efforts to cause the members of the Selling Group to ensure that they will): (i) conduct its activities in connection with arranging for the sale of the Common Shares in compliance with the Applicable Securities Laws; (ii) not deliver to any prospective Purchaser any document or material without the consent of the Corporation; (iii) not solicit offers to purchase or sell the Common Shares so as to require registration thereof or filing of a prospectus with respect thereto under the laws of any jurisdiction outside of Canada where the solicitation or sale of the Common Shares would result in any ongoing disclosure requirements in such jurisdiction, or in any registration requirements in such jurisdiction except for the filing of a notice or report of the solicitation or sale; (iv) obtain from each Purchaser an executed Subscription Agreement in the form attached hereto as Appendix "A", together with all documentation as may be necessary in connection with subscriptions for Common Shares; and (v) not make any representations or warranties with respect to the Corporation or the Common Shares, other than as set forth in the Subscription Agreement, this Agreement or in publicly available information filed by the Corporation.

4.2 Neither the Agent nor any of its affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the Offering.

4.3 The Agent (i) is an "Accredited Investor," as such term is defined in Rule 501 of Regulation D of the 1933 Act.

4.4 The Agent acknowledges that it has been afforded the opportunity to ask questions of, and receive answers from, the Corporation concerning the Common Shares and the terms and conditions of the Offering and to obtain any additional information the Agent may consider necessary in making an informed investment decision or in order to verify the accuracy of any information set forth in this Agency Agreement or otherwise provided to the Agent.


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5. AGENT'S COMPENSATION

5.1 In consideration of the Agent's services to be rendered to the Corporation in connection herewith, including, without limitation, soliciting offers to purchase the Common Shares, acting as financial advisor to the Corporation in respect of the sale of the Common Shares, preparation of the Transaction Documents, performing administrative work in connection with such matters, and all other services arising out of this Agreement, the Corporation agrees, subject to and upon the terms and conditions set out herein, to pay or cause to be paid (and issue or cause to be issued) to the Agent at the Time of Closing:
(a) a cash fee (the "AGENT'S FEE") equal to 7.0% of the amount of the Gross Proceeds (or the Canadian currency equivalent thereof); and (b) Common Share purchase warrants (the "COMPENSATION WARRANTS") to purchase the number of Common Shares as is equal to 10% of the number of Common Shares sold under the Offering. Each Compensation Warrant shall entitle the Agent to purchase one Common Share (collectively, the "COMPENSATION WARRANT SHARES") at a price of $1.60 per Compensation Warrant Share for a period of twenty-four months following the Closing Date. The issuance of Compensation Warrants shall be subject to receipt of the necessary regulatory approvals.

5.2 The parties confirm that in the event the Agent appoints other registered dealers as sub-agents to assist in the Offering, then such sub-agents shall be entitled in place of the Agent to receive Compensation Warrants as part of their compensation directly registered in such sub-agent's names on the same basis as the Agent is entitled to receive Compensation Warrants.

5.3  It  is  the
understanding of both the Corporation and the Agent that G.S.T. is not exigible on any portion of the Agent's Fee. However, should it be determined by the Canada Customs and Revenue Agency that G.S.T. should have been charged on all or any part of the Agent's Fee, the Corporation shall pay to the Agent an amount equal to the G.S.T. determined to be exigible.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

6.1 The Corporation hereby represents, warrants and covenants to and with the Agent and the Purchasers and acknowledges that the Agent and the Purchasers are relying upon such representations, warranties and covenants in completing the Closing as follows:

      (a) the proceeds of the sale of the Common Shares shall be used by the Corporation to repay debt, for working capital and general corporate purposes, including payment of the costs incurred by the Corporation in connection with the Offering;

      (b) it will as soon as practicable after the Closing Date and, in any event, within applicable time periods under the Applicable Securities Laws, file such documents as may be required under the Applicable Securities Laws relating to the private placement of the Common Shares which shall include, but not be limited to, those filing requirements as prescribed by OSC Rule 45-501 and as prescribed by CSA Multilateral Instrument 45-102 Resale of Securities, and pay all filing fees required to be paid in connection therewith;

      (c) it will use its commercially reasonable best efforts to ensure that the Common Shares and the Compensation Warrant Shares issuable on

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            the  exercise  of the  Compensation  Warrants,  will be  listed  for trading on the Stock Exchanges upon their issue;

      (d) as soon as practicable after the Closing Date, the Corporation shall make application for listing of the Common Shares on the Toronto Stock Exchange and to take all commercially reasonable steps to have the application approval as promptly as practicable;

      (e) promptly following the Closing Date, but in any event no later than 45 days following the Closing Date, the Corporation shall prepare and file with the SEC a Form S-3 or, if Form S-3 is not then available to effect a resale of the Common Shares, on such other form of registration statement as is then available to effect, subject to approval by the SEC, a registration for the resale of the Common Shares, such that such Common Shares shall be freely tradeable securities;

      (f) it has complied and will comply with all of the Applicable Securities Laws in connection with the Offering. Neither the Corporation nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Common Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Agent Purchasers), so as to bring the issuance and sale of the Common Shares under the registration or prospectus provisions of the Applicable Securities Laws. Neither the Corporation nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising in connection with the offer or sale of Common Shares;

      (g) the Corporation and each of its material Subsidiaries: (i) have been incorporated and organized and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation; and (ii) have all requisite corporate power and authority and are qualified and authorized to carry on their respective businesses as now conducted and to own, lease and operate their respective properties and assets, in all jurisdictions where such qualification or authorization is required except where such failure to be so qualified or the absence of any such licence, registration or qualification does not and will not have a material adverse effect;

      (h) the Corporation is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by Purchasers as contemplated by the Registration Rights Agreement;

      (i) the Corporation and each of its material Subsidiaries are current and up-to-date with all filings required to be made by each of them respectively under all applicable laws of Canada and the United States, as applicable;

      (j)   the  Corporation  and  its  Subsidiaries,   collectively,   are  the
            registered  and   beneficial   owners  of  all  of  the  issued  and

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            outstanding  securities of the  Subsidiaries  which  securities have been issued as fully paid and non-assessable and which securities are free and clear of all mortgages, liens, charges, pledges, security interest encumbrances, claims or demands whatsoever;

      (k) the Corporation and each of the material Subsidiaries are, in all material respects, conducting their respective businesses in compliance with all applicable laws, rules and regulations and, in particular, all applicable licensing, food, drug and environmental legislation or other lawful requirement of any governmental or regulatory bodies applicable to the Corporation or its Subsidiaries of each jurisdiction in which its business is carried on and is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licences, registrations and qualifications are and will at the Time of Closing be valid, subsisting and in good standing, except where such failure to be so qualified or the absence of any such licence, registration or qualification does not and will not have a material adverse effect;

      (l) the Corporation and each of the material Subsidiaries possess all franchises, certificates, authority, permits or licences issued by the appropriate state, provincial, municipal or federal regulatory agencies or bodies necessary to conduct the business now owned or operated by each of them and neither the Corporation nor any of its material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority, permit or licence which, if the subject of an unfavourable decision, ruling or finding would have a material adverse effect ;

      (m) except as disclosed in the SEC Filings, the Corporation does not have any Outstanding Convertible Securities; (n) the Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of Class A Preferred Shares issuable in series of which, as of the date hereof, 23,200,659 Common Shares and 0 Class A Preferred Shares are issued and outstanding as fully paid and non-assessable;

      (o) the minute books of the Corporation, which have been made available to the Agent or their counsel, are complete and accurate in all material respects and the excerpts of the corporate records of each of the Subsidiaries which have been made available to the Agent or their counsel are accurate in all material respects;

      (p)   except as disclosed in the SEC Filings, since May 31, 2003:

            (i) has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation, on a consolidated basis, that has not been publicly disclosed in the manner required by Applicable Securities Laws;

            (ii) there has not been any material change in the capital stock or long-term debt of the Corporation that has not been publicly disclosed in the manner required by Applicable Securities Laws;

            (iii) there  has not  been  any  material  change  that has not been publicly disclosed in the manner required by Applicable Securities Laws; and

            (iv) except as has been publicly disclosed in the manner required by Applicable Securities Laws since its last fiscal year end, the Corporation and each of its Subsidiaries has carried on its respective business in the ordinary course;

      (q) except as disclosed in the SEC Filings or in the Financial Information or as set forth in Schedule 6.1(q), the Corporation and its Subsidiaries do not have any liabilities, contingent or otherwise, except those included in the ordinary course of business, consistent (as to amount and nature) with past practices since August 31, 2003, none of which, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect;

      (r) the Financial Information fairly presents, in all material respects and to the knowledge of the Corporation and its Subsidiaries in accordance with generally accepted accounting principles in the United States consistently applied, the financial position and condition of the Corporation and the Subsidiaries as at their dates and the results of the operations of the Corporation and the Subsidiaries for the periods then ended and reflect all liabilities (absolute, accrued, contingent or otherwise) of the Corporation and the Subsidiaries as at their dates, except, in the case of unaudited interim statements, to the extent that they may exclude footnotes or may be condensed or summary statements;

      (s) except as set forth in Schedule 6.1 (q), there is no action, proceeding or investigation (whether or not purportedly by or on behalf of the Corporation or any of its Subsidiaries) pending or, to the knowledge of the Corporation or any of its Subsidiaries, threatened against or affecting the Corporation or any of its Subsidiaries, at law or in equity (whether in any court, arbitration or similar tribunal) or before or by any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign, which in any way will have a material adverse effect, or which questions the validity of the Common Shares, the Compensation Warrants, the Compensation Warrant Shares or of the issuance thereof as fully paid and non-assessable securities or any action taken or to be taken by the Corporation pursuant to or in connection with this Agreement. There are no judgments, awards, orders, decrees or executions outstanding against the Corporation or any of its Subsidiaries, its or their business or any of its or their property or assets;

      (t) the execution and delivery of this Agreement, the Subscription Agreements, the Registration Rights Agreement, the certificates representing the Compensation Warrants by the Corporation, the performance and compliance with the terms of this Agreement, the Subscription Agreements, the Registration Rights Agreement and the

            Compensation Warrants, the offer and sale of the Common Shares and the issuance of the Compensation Warrants and the Compensation Warrant Shares by the Corporation, will not: (i) result in any material breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the constating documents or resolutions of the Corporation; or (ii) would constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of any mortgage, deed of trust, note, indenture, contract, agreement, instrument, lease or other document to which the Corporation is a party or by which it is bound or any judgment, decree, order, statute, rule or regulation applicable to the Corporation; or (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Corporation is a part or by which the Corporation is bound or by which any of its respective properties or assets are bound; or (iv) result in a violation of any federal, state local or other foreign statute, rule, regulation, order, judgement or decree (including any federal or state securities laws and regulations) applicable to the Corporation or any Subsidiaries or by which any property or asset of the Corporation or any Subsidiaries are bound or affected, except, in all cases, for such conflicts. Defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect;


      (u) the issued and outstanding Common Shares are listed for trading on the Stock Exchanges, the Corporation is not in default or breach of any of the rules, policies or by-laws of the Stock Exchanges which default or breach would have a material adverse effect, no order ceasing or suspending trading in any securities of the Corporation or prohibiting the sale of the Common Shares, the issuance of the Compensation Warrants or the Compensation Warrant Shares or the trading of any of the Corporation's issued securities has been issued and no proceedings for such purpose are pending or, to the knowledge of the Corporation, threatened;

      (v) no consent, approval, authorization, order, registration or qualification under any federal, state, provincial or local law or regulation or of any court or governmental agency or body is required for the sale and delivery of the Common Shares, the issuance of the Compensation Warrants or the Compensation Warrant Shares or the consummation by the Corporation of its obligations under this Agreement, except (i) those that are required to be made under Applicable Securities Laws, and (ii) for the consent and conditional approval of the Stock Exchanges (subject only to the usual filing requirements), which consent and approval shall have been obtained prior to the Time of Closing;

      (w) the auditors of the Corporation who audited the financial statements of the Corporation most recently delivered to the securityholders of the Corporation and who delivered their report with respect thereto are independent public accountants as required by the Applicable Securities Laws;

      (x) the Corporation and each of its Subsidiaries have established on its books and records reserves that are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Corporation or any of its Subsidiaries and, to the knowledge of the Corporation, there are no audits pending of the tax returns of the Corporation or any of its Subsidiaries (whether federal, state, provincial, local or foreign) and there are no claims which have been or may be asserted relating to any such tax returns, which audits and claims, if determined adversely, would result in the assertion by any governmental agency of any deficiency that does not and will not have a material adverse effect;

      (y) all taxes (including income tax, capital tax, goods and services tax, sales tax, payroll taxes, employer health tax, workers' compensation payments, custom and land transfer taxes, duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, "TAXES") due and payable by the Corporation and each of its Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided or where the failure to pay such tax or assessment would not, individually or in the aggregate have a material adverse effect. All tax returns, declarations, remittances and filings required to be filed by the Corporation and each of its material Subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate in all material respects. No domestic or foreign taxation authority has asserted or, to the Corporation's knowledge, threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Corporation or any of its material Subsidiaries (including, without limitation, any predecessor companies) filed for any year which would have a material adverse effect;

      (z) neither the Corporation, any of its material Subsidiaries nor, to the Corporation's knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any material contract, joint venture agreement, license or other instrument and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case, which default or event would have a material adverse effect;

      (aa) all information and statements contained in the SEC Filings and other materials filed by or on behalf of the Corporation with any securities regulatory authority as with the Stock Exchanges were true and correct in all material respects as of the date of such issuance or filing, and, the information contained therein as of the date thereof did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading;

      (bb) all necessary corporate action has been taken to authorize the issue and sale of, and the delivery of certificates representing the Common Shares to the Purchasers and upon receipt by the Corporation of the purchase price as consideration for the issue of the Common

            Shares, such Common Shares will be validly issued as fully paid and non-assessable;

      (cc) this Agreement, the Subscription Agreements, the Compensation Warrants, and all other contracts and instruments required in connection with the issue and distribution of the Common Shares (collectively, the "TRANSACTION DOCUMENTS") shall comply with the provisions of the laws of the Corporation's jurisdiction of incorporation, as applicable, and the regulations of the Stock Exchanges, and, on or prior to the Closing Date, shall be duly authorized, executed and delivered by the Corporation and shall be valid and binding obligations of the Corporation enforceable in accordance with their respective terms, subject to any applicable bankruptcy, reorganization, winding-up, insolvency, moratorium or other laws of general application, the unavailability of any equitable remedies, and that the enforcement of any rights against the Corporation under this Agreement with respect to indemnity or contribution may be limited by applicable law and may or may not be ordered by a court on grounds of public policy. The Corporation has the corporate power and authority to enter into the Transaction Documents and to perform its obligations thereunder;

      (dd) the Corporation has the power and authority to issue the Common Shares, and at the Time of Closing, the Common Shares will be duly and validly authorized, allotted and reserved for issuance and, upon receipt of the purchase price for the Common Shares, will be duly and validly issued and outstanding;

      (ee) the Corporation has the corporate power and authority to issue the Compensation Warrants to the Agent, and at the Time of Closing,

            (i) the Compensation Warrants will be duly and validly created and authorized and will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Corporation in accordance with their terms; and

            (ii) the Compensation Warrant Shares will be duly and validly authorized, allotted and reserved for issuance and, upon exercise of the Compensation Warrants in accordance with their terms, will be issued as fully paid and non-assessable shares;

      (ff) other than the Agent, there is no person acting or purporting to act at the request of the Corporation, who is entitled to any brokerage, agency or other fiscal advisory or similar fee in connection with the Offering;

      (gg) the Corporation will promptly notify the Agent in writing if there shall occur any material change or change in a material fact (in either case, whether actual, anticipated, contemplated or threatened and other than a change or change in fact relating solely to the Agent) or any event or development involving a prospective material change or a change in a material fact or any other change in any or all of the business, affairs, operations, assets (including information or data relating to the estimated value or book value of assets), liabilities (contingent or otherwise), capital, ownership, control or management of the Corporation, on a consolidated basis. The Corporation will promptly notify the Agent in writing with full particulars of any such actual, anticipated, threatened or prospective change referred to in this paragraph;

      (hh) neither the Corporation nor any Subsidiary is aware of any licensing or environmental legislation, regulation, by-law or lawful requirement presently in force which the Corporation anticipates that it or any of its Subsidiaries will be unable to comply with, to the extent that compliance is necessary, which would reasonably be likely to result in a material adverse effect;

      (ii)  with  respect  to  Intellectual  Property  Rights  not  owned by the
            Corporation, to the knowledge of the Corporation, no such Intellectual Property Rights are used by the Corporation other than with the consent of or licence from the rightful owner thereof;

      (jj) the Intellectual Property Rights owned by the Corporation are in full force and effect, all required registration or other fees have been paid to maintain the Intellectual Property Rights in those jurisdictions where the Intellectual Property Rights are used;

      (kk) with respect to Intellectual Property Rights created or developed by the Corporation, to the knowledge of the Corporation, the use of such rights does not infringe any third party rights, and such rights have only been created by persons who have an obligation to assign all of their rights therein to the Corporation; and

      (ll) the Intellectual Property Rights are complete to the extent necessary to enable the Business to be carried on in all material respects in the manner in which it is carried on by the Corporation at the date hereof;

      (mm) the Corporation and the Subsidiaries are the absolute legal and beneficial owner of, and have good and marketable title to, all of their respective interests in their respective material assets as described in the SEC Filings, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever except as disclosed in Schedule 6.1 (mm), the SEC Filings or in the Financial Information or which, to the knowledge of the Corporation, has been incurred by the Corporation or its Subsidiaries since August 31, 2003 in their ordinary course of business, and no other property rights are necessary for the conduct of the business of the Corporation or any of the Subsidiaries, the Corporation and the Subsidiaries do not know of any claim or basis for a claim that might or could adversely affect their respective rights to use, transfer or otherwise exploit such property rights and none of the Corporation or any of the Subsidiaries have any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any person with respect to the property rights thereof;

      (nn) any and all material agreements pursuant to which the Corporation or any of the material Subsidiaries holds their respective assets are validly existing agreements in full force and effect, enforceable in accordance with their respective terms, none of the Corporation or any of the Subsidiaries is in material default of any of the provisions of any such agreements nor has any such material default been alleged; and

      (oo) any press release relating to the Offering shall be in the form and content agreed to by the Agent acting reasonably and promptly provided that nothing shall prevent the Corporation from complying with Applicable Securities Laws.

7. CONDITIONS TO PURCHASE OBLIGATION

7.1 The following are conditions of the Purchasers' obligations to close the purchase of the Common Shares from the Corporation as contemplated hereby, which conditions the Corporation covenants to exercise its commercially reasonable best efforts to have fulfilled at or prior to the Closing Date and which conditions may be waived in writing in whole or in part by the Agent on its own behalf and on behalf of the Purchasers:

      (a) the Corporation shall have made and/or obtained the necessary filings, approvals, consents and acceptances to or from, as the case may be, the SEC and the Stock Exchanges required to be made or obtained by the Corporation in connection with the Offering and in order to complete the same, on terms which are acceptable to the Corporation and the Agent, acting reasonably, prior to the Closing Date;

      (b) the Common Shares and Compensation Warrant Shares issued in connection with the Offering shall have been accepted for and/or reserved for listing by the Stock Exchanges, subject to the usual conditions and payment of the applicable additional listing fees to the Stock Exchanges;

      (c) the Corporation Shall have executed and delivered the Registration Rights Agreement;

      (d) the Corporation shall have provided to the Agent a lock-up agreement executed by Michael Mullarkey restricting him from making any sale of securities of the Corporation for a period ending on the earlier of: (i) the dated registration statement filed by the Corporation in respect of the Common Shares and Compensation Warrant Shares issued pursuant to the Offering becomes effective; and (ii) 120 days after the closing of the terms of the Registration Rights Agreement becomes effective; and (ii) 120 days after the Closing Date, the foregoing restrictions shall not apply to the tendering of any securities of the Corporation made pursuant to a bona fide take-over bid made to all securityholders of the Corporation.

      (e) the Corporation's board of directors shall have authorized and approved this Agreement, the Registration Rights Agreement, the form of Subscription Agreements, the form of Compensation Warrants and all other agreements and instruments prepared in connection with the

            Offering,  the  sale  of the  Common  Shares,  the  issuance  of the
            Compensation   Warrant  Shares  and  all  matters  relating  to  the
            foregoing;

      (f) as at the Closing Date, the Corporation will deliver a certificate addressed to the Agent and to the Purchasers, signed by its Chief Executive Officer certifying that:

            (i) there has been no adverse material change (whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation on a consolidated basis, since August 31, 2003, which has not been generally disclosed;

            (ii) since August 31, 2003, no material change, except for the Offering, has occurred with respect to which the requisite material change statement or report has not been filed and no such disclosure has been made on a confidential basis;

            (iii) the   representations   and  warranties  of  the   Corporation
                  contained in this Agreement are true and correct at the Time of Closing, with the same force and effect as if made by the Corporation as at the Time of Closing after giving effect to the transactions contemplated hereby;

            (iv) the Corporation has complied with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with or satisfied except as waived in writing by the Agent at or prior to the Time of Closing;

            (v)   no  order,  ruling  or  determination  having  the  effect  of suspending the sale or ceasing the trading of the securities of the Corporation (including the Common Shares and Compensation Warrant Shares) has been issued or made by the Stock Exchanges, the SEC or any other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or to the knowledge of the Corporation, contemplated or threatened by the Stock Exchanges, the SEC or any other regulatory authority;

            (vi)  the  charter  documents,   including  any  amendments  thereto
                  attached to the officer's certificate are full, true and correct copies and are in full force and effect; and

            (vii) such other  matters as the Agent or the  Agent's  Counsel  may reasonably request.

      (g) the Corporation will have caused an opinion to be delivered by the Corporation's Counsel, addressed to the Agent, Agent's Counsel and the Purchasers dated as of the Closing Date, substantially in the form of the legal opinion annexed as Exhibit "B". In giving such opinion, Corporation's Counsel shall be entitled to rely, to the extent appropriate in the circumstances, upon local counsel including United States counsel and shall be entitled as to matters of fact not within its knowledge to rely upon a certificate of fact from responsible persons in a position to have knowledge of such facts and their accuracy including a certificate of the Corporation's registrar and transfer agent as to the outstanding securities of the Corporation; and

      (h) the delivery by the Corporation of such other certificates, statutory declarations, agreements or materials, in form and substance satisfactory to the Agent and Agent's Counsel as the Agent and Agent's Counsel may reasonably request.

8. CLOSING

8.1 The Offering will be completed on the Closing Date at the offices of Fraser Milner Casgrain LLP, 1 First Canadian Place, 100 King Street West, Toronto, Ontario and Perley-Robertson, Hill and McDougall LLP, 90 Sparks Street, 4th floor, Ottawa, Ontario at the Time of Closing or such other place, date or time as may be mutually agreed to; provided that if the Corporation has not been able to comply with any of the covenants or conditions set out herein, or in any Subscription Agreement, required to be complied with by the Time of Closing or such other date and time as may be mutually agreed to, the respective obligations of the parties will terminate without further liability or obligation except for payment of expenses, indemnity and contribution provided for in this Agreement.

8.2 At the Time of Closing, the Corporation shall deliver to the Agent on behalf of the Purchaser:

      (a) certificates duly registered as the Agent may in writing direct and not inconsistent with the terms hereof or of any Subscription
            Agreement representing the Common Shares and the Compensation Warrants;

      (b)   the requisite  legal opinion and  certificates  as  contemplated  in
            Section 7.1 above; and

      (c)   such  further  documentation  as may be  contemplated  herein  or as
            Agent's  Counsel  or  the  applicable  regulatory   authorities  may
            reasonably require.

8.3 At the Time of Closing, the Agent shall deliver to the Corporation:

      (a) the Subscription Agreements and other documentation required to be provided by or on behalf of the Purchasers pursuant to this Agreement and the Subscription Agreements; and

      (b) a certified cheque, bank draft or solicitor's trust cheque made payable to the Corporation in the amount of the Net Proceeds (subject to Section 10).

9. TERMINATION OF OBLIGATIONS

9.1 Without limiting any of the foregoing provisions of this Agreement, and in addition to any other remedies which may be available to it, the Agent (on its own behalf and on behalf of the Purchasers) shall be entitled, at its sole discretion acting reasonably, to terminate and cancel, without any liability on its part (or on the part of the Purchasers), its obligations (and the obligations of the Purchasers) under this Agreement to purchase the Common Shares, by giving written notice to the Corporation at any time through to the Time of Closing on the Closing Date if:

      (a) any order to cease or suspend trading in any securities of the Corporation, or prohibiting or restricting the distribution of any of the Common Shares, the Compensation Warrants or any securities issuable thereunder, is made, or proceedings are announced, commenced or threatened for the making of any such order, by the Ontario Securities Commission, the SEC, the Stock Exchanges or by any other competent authority, and has not been rescinded, revoked or withdrawn;

      (b) any order or ruling is issued, any inquiry, investigation or other proceeding (whether formal or informal) in relation to the Corporation or any of the directors or officers thereof is made, threatened or announced by any officer or official of the Ontario Securities Commission, the SEC or the Stock Exchanges or other competent authority or any law or regulation is promulgated or changed which, in the reasonable opinion of the Agent, operates to prevent or restrict trading in the Common Shares of the Corporation or distribution of the Offered Securities;

      (c) there should develop, occur or come into effect or existence any event, including without limiting the generality of the foregoing, an act of terrorism, action, state, condition or major financial occurrence of national or international consequence, any law or regulation, or any other occurrence of any nature whatsoever, which, in the Agent's sole reasonable opinion has a material adverse effect or would reasonably be likely to have a material adverse effect, or involve, the financial markets or the business, operations or affairs of the Corporation (on a consolidated basis), such that it would not be practical (in the Agent's sole reasonable opinion) to market the Common Shares;

      (d) there should occur any material change or change in a material fact which, in the sole opinion of the Agent would be reasonably expected to have a material adverse effect on the market price or value of the Common Shares;

      (e) the Agent determines that the Corporation is in breach of, or in default under or in non-compliance with any material representation, warranty, term, covenant or condition of this Agreement; or

      (f) as a result of investigations after the date hereof, the Agent determines that there exists any fact or circumstance not generally disclosed to the public by the Corporation, at the date hereof, which would have in the Agent's opinion, acting reasonably, a significant adverse effect on the market price or the value of the Common Shares, the occurrence or non-occurrence of any of the foregoing events or circumstances to be determined in the sole discretion of the Agent, acting reasonably.

      The Agent shall make reasonable efforts to give notice to the Corporation (in writing or by other means) of the occurrence of any of the events or circumstances referred to in this section, provided that neither the giving nor the failure to give such notice shall in any way affect the Agent's entitlement to exercise this right at any time through to the Time of Closing.

      The Agent may exercise any or all of the rights provided for in Sections 9, 11, 12, 13 and 14 of this Agreement notwithstanding any material change, event or state of facts and notwithstanding any act or thing taken or done by the Agent or any inaction by the Agent (other than acts or things taken or done or any inaction, by or on the part of the Agent, in breach of this Agreement) whether before or after the occurrence of any material change, event or state of facts including, without limitation, any act of the Agent related to the Offering of the Common Shares for sale and the Agent shall only be considered to have waived or be estopped from exercising or relying upon any of its rights under or pursuant to Sections 9, 11, 12, 13 and 14 if such wavier of estoppel was in writing and the Agent specifically waives or estops such exercise or reliance.

      The Agent's rights of termination contained in this section are in addition to any other rights or remedies it may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this Agreement.

9.2 The Corporation may terminate this Agreement by notice in writing to the Agent at or prior to the Time of Closing if the Corporation determines, acting reasonably, that the Agent is in breach of or in default under or in non-compliance with any material representation or warranty, or in default under or in non-compliance with any material term, covenant or condition of this Agreement. No such termination however shall discharge or otherwise affect any obligation of the Corporation under Sections 11 and 12 of this Agreement.

9.3 Either the Corporation or the Agent may terminate its obligations under this Agreement by notice in writing to the other if Closing does not occur on or before December 9, 2003, unless the party seeking to so terminate its obligations under this agreement has delayed the Closing beyond such date. No such termination however shall discharge or otherwise affect any obligations of the Corporation under Sections 10, 11 and 12 of this Agreement.

10. EXPENSES

10.1 The Corporation shall pay all costs and expenses incurred in connection with the Offering, including without limitation, the reasonable fees and expenses of the Agents as set forth in reasonable detail in an invoice, all expenses of or incidental to the creation, issuance, sale or distribution of the Common Shares, and the auditor's, transfer agent's and filing fees. The Corporation shall also pay Agents' Counsel with regard to its reasonable fees (which shall be capped at CDN$30,000 unless otherwise agreed to by the Agent and the Corporation) and disbursements of Agent's Counsel incurred in respect of the Offering as set forth in reasonable detail in an invoice, together with the applicable G.S.T. (the "LEGAL COSTS"). This cap on Legal Costs is based upon the premise that the form of Subscription Agreement, Compensation Warrant Certificate and Registration Rights Agreement shall be that of Agent's Counsel subject to any comments and/or proposed amendments of the Corporation and its counsel, acting reasonably. The fees and expenses referred to in this Section
10.1 are collectively referred to as the "AGENTS' EXPENSES". The Agents' Expenses shall be payable by the Corporation at the Time of Closing on the Closing Date or upon the Corporation receiving an invoice or invoices from the Agent. The Agents' Expenses shall be payable by the Corporation whether or not the Offering is completed.

11.  INDEMNITY

11.1 The Corporation covenants and agrees to indemnify the Agent and its directors, officers, employees, partners, agents, advisors and shareholders (each being hereinafter referred to as an "INDEMNIFIED PARTY"), against, and to reimburse the Agent promptly upon demand for any legal or other expenses reasonably incurred by the Agent in connection with investigating or defending, all losses (excluding loss of profits), claims, actions, damages, liabilities or expenses (collectively, a "CLAIM") caused or incurred in connection with this Offering by reason of:

      (a) any statement, other than a statement relating solely to the Agent, contained in this Agreement or the Subscription Agreements which constitutes a misrepresentation;

      (b) any order made or inquiry, investigation or proceeding commenced or threatened by any Securities Commission or other competent authority based upon any misrepresentation or alleged misrepresentation in the SEC Filings (other than a statement included in reliance upon and in conformity with information furnished to the Corporation by or on behalf of the Agent specifically for use therein) which prevents or restricts the trading in the Common Shares or the distribution of the Common Shares, in any of the Designated Provinces;

      (c) the non-compliance or alleged non-compliance by the Corporation with any Applicable Securities Laws in connection with the Offering; or

      (d) any breach of any representation or warranty of the Corporation contained herein or the failure of the Corporation to comply with any of its obligations hereunder,

and will reimburse each Indemnified Party promptly upon demand for any legal expenses reasonably incurred in connection with investigating or defending any Claims or in enforcing the indemnity.

11.2 The indemnification contained in this Section 11 does not and will not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable determines that:

      (a) the Indemnified Party has been negligent or dishonest or has committed any fraudulent act or was guilty of wilful misconduct in the course of their performance of their obligations or breached applicable laws or materially breached any of the terms of this Agreement;

      (b) the Indemnified Party has breached any material terms of this Agreement; and

      (c) the Claim, as to which indemnification is claimed directly or indirectly, was directly caused by the negligence, dishonesty, fraud or wilful misconduct referred to in paragraph (a).

11.3 If any Claim shall be asserted against an Indemnified Party in respect of which indemnity may be sought from the Corporation pursuant to the provisions of
Section 11.1 or if any potential Claim contemplated hereby shall come to the knowledge of an Indemnified Party, the Indemnified Party shall promptly notify the Corporation in writing; but the omission to so notify the Corporation will not relieve the Corporation from any liability it may otherwise have to the Indemnified Party pursuant to Section 11.1. The Corporation shall be entitled but not obligated to participate in or assume the defence thereof; provided, however, that the defence shall be through legal counsel acceptable to the Indemnified Party, acting reasonably. In addition, the Indemnified Party shall also have the right to employ separate counsel in any such action and participate in the defence thereof and the fees and expenses of such counsel shall be borne by the Indemnified Party unless:

      (a) the employment thereof has been specifically authorized in writing by the Corporation;

      (b) the Indemnified Party has been advised by counsel that representation of the Corporation and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them; or

      (c) the Corporation has failed within a reasonable time after receipt of such written notice to assume the defense of such action or claim;

provided that in no event shall the Corporation be required to assume the reasonable fees and expenses of more than one counsel for all Indemnified Parties. Neither party shall effect any settlement of any such Claim or make any admission of liability without the written consent of the other party, such consent to be promptly considered and not to be unreasonably withheld. The indemnity hereby provided for shall remain in full force and effect and shall not be limited to or affected by any other indemnity in respect of any matters specified herein obtained by the Indemnified Party from any other person.

11.4 To the extent that any Indemnified Party is not a party to this Agreement, the Agent shall obtain and hold the right and benefit of the indemnity provisions of Section 11.1 in trust for and on behalf of such Indemnified Party.

      If the Corporation has pursuant to Section 11.3 assumed the defence with respect to a Claim, the Corporation hereby agrees to take all necessary and reasonable steps to ensure that no default judgement or other default proceedings are brought against an Indemnified Party in any jurisdiction in respect of any Claim brought or made in connection with any matter set forth in
Section 11.1 and, where required for that purpose, will consent to or submit to the jurisdiction of any court and defend any such Claim on behalf of any

Indemnified Party in any such jurisdiction, provided that nothing herein shall limit the Corporation's right or ability to contest, at its expense, on behalf of an Indemnified Party the appropriate jurisdiction or forum for the determination of any such Claim so long as default judgement or other default proceedings are not in the interim brought by a party making such Claim.

12. CONTRIBUTION

12.1 In the event that the indemnity provided for in Section 11 is, for any reason, illegal, unenforceable or otherwise unavailable, in whole or in part, as being contrary to public policy or for any other reason, the Agent and the Corporation shall contribute to the aggregate of all losses, claims, actions, costs, damages, expenses or liabilities (including any legal or other costs or expenses reasonably incurred by the Indemnified Party in connection with investigating or defending any Claim which is the subject of this section but excluding loss of profits or consequential damages) of the nature provided for above such that the Agent shall be responsible for that portion represented by the percentage that the Agent's Fee payable by the Corporation to the Agent bears to the Gross Proceeds and the Corporation shall be responsible for the balance, provided that, in no event, shall the Agent be responsible for any amount in excess of the amount of the Agent's Fee actually received by it. In the event that the Corporation may be held to be entitled to contribution from the Agent under the provisions of any statute or law, the Corporation shall, in respect of the Agent, be limited to contribution in an amount not exceeding the lesser of: (i) the portion of the full amount of losses, claims' costs, damages, expenses and liabilities, giving rise to such contribution for which the Agent is responsible, as determined above, and (ii) the amount of the Agent's Fee actually received by the Agent. Notwithstanding the foregoing, a party guilty of fraud, fraudulent misrepresentation, or gross negligence, shall not be entitled to contribution from the other party. Any party entitled to contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this section, notify such party from whom contribution may be sought. In no case shall such party from whom contribution may be sought be liable under this Agreement unless such notice has been provided but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have otherwise than under this section. The right to contribution provided in this section shall be in addition and not in derogation of any other right to contribution which the Agent or the Corporation may have by statute or otherwise by law.

12.2 If any of the provisions of Section 12.1 is determined to be void, voidable or unenforceable, in whole or in part, such determination shall not affect or impair or be deemed to affect or impair the validity of any other provision of this Agreement and such void, voidable or unenforceable provision shall be severable from this Agreement.

13. SURVIVAL OF WARRANTIES, REPRESENTATIONS, COVENANTS AND AGREEMENTS

13.1 All warranties, representations, covenants and agreements of the Corporation herein contained, or contained in documents submitted or required to be submitted pursuant to this Agreement, shall survive the purchase by the Purchasers of the Common Shares and shall continue in full force and effect for the benefit of the Purchasers for a period of one year following the Closing Date. Notwithstanding the foregoing, the provisions contained in this Agreement in any way related to the indemnification of the Agent by the Corporation, or the contribution obligations of the Agent or those of the Corporation, shall survive and continue in full force and effect, until liability to the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by operation of law.

14. ALTERNATIVE TRANSACTION

14.1 If the Corporation enters into an agreement with respect to or otherwise completes an Alternative Transaction prior to the Closing Date, the Corporation shall pay to Agent, as a commission, an aggregate amount equal to the greater of $100,000 and 3% of the total value of the Alternative Transaction by bank draft or certified funds forthwith upon the completion of the Alternative Transaction. The parties agree that this payment will constitute a payment of liquidated damage and not a penalty and shall be accepted by the Agent in full satisfaction of all claims against the Corporation which the Agent may have in connection with the Alternative Transaction and the failure to complete the Offering, except a claim for indemnity or contribution pursuant to Section 11 or Section 12, as applicable of this Agreement.

15. Restrictions on Offerings

15.1 Other than in connection with the Offering, the Corporation agrees that for a period ending 90 days after the Closing Date, it shall not sell or issue, or negotiate or enter into any agreement to sell or issue or announce an intention to do so, any Common Shares or any securities exchangeable, convertible or exercisable into Common Shares without the consent of the Agent, such consent not to be unreasonably withheld; provided that the foregoing will not restrict the Corporation from (a) granting options pursuant to the Corporation's incentive stock option plan or the issuance of Common Shares on the exercise of such options or the issuance of Common Shares under any Outstanding Convertible Securities; or (b) selling up to an additional $1,000,000 worth of Common Shares in the United States.

16. GENERAL CONTRACT PROVISIONS

16.1 Any notice or other communication to be given hereunder shall be in writing and shall be given by delivery or by telecopier, as follows:

                  if to the Corporation:

                  Workstream Inc.
                  495 March Road, Suite 300
                  Ottawa, Ontario
                  K2K 3G1

                  Attention:  Mr. Michael Mullarkey
                  Fax:  (613) 270-0774
                  with a copy to:

                  Perley-Robertson, Hill and McDougall LLP
                  90 Sparks Street, 4th Floor
                  Ottawa, Ontario
                  K1P 1E2

                  Attention: Michael Gerrior
                  Fax:  (613) 238-8775

                  or if to the Agent:

                  Standard Securities Capital Corporation
                  24 Hazelton Avenue
                  Toronto, Ontario
                  M5R 2E2

                  Attention: Mark Marcello
                  Fax:  (416) 515-0477

                  with a copy to:

                  Fraser Milner Casgrain LLP
                  Suite 4100
                  1 First Canadian Place
                  100 King Street West
                  Toronto, ON M5X 1B2

                  Attention: Rubin Rapuch
                  Fax:  (416) 863-4592

      and if so given, shall be deemed to have been given and received upon receipt by the addressee or a responsible officer of the addressee if delivered, or four hours after being telecopied and receipt confirmed during normal business hours at the location of the recipient, as the case may be. Any party may, at any time, give notice in writing to the others in the manner provided for above of any change of address or telecopier number.

16.2 This Agreement and the other documents herein referred to (including the Subscription Agreements and the Non-Disclosure Agreement) constitute the entire agreement between the Agent and the Corporation relating to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral, between the Agent and the Corporation with respect to their respective rights and obligations in respect of the Offering, including the Letter Agreement dated December 2, 2003.

17. SUCCESSORS

17.1 This Agreement shall enure to the benefit of, be binding upon, the Corporation and the Agent and their respective successors (including successors by reason of amalgamation, merger, business combination or arrangement) and legal representatives and nothing expressed or mentioned in this Agreement is intended and shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person.

18. COUNTERPARTS

18.1 This Agreement may be executed by any one or more of the parties to this Agreement in any number of counterparts, including by facsimile transmissions, each of which shall be deemed to be an original, including those sent by facsimile transmission, but all such counterparts shall together constitute one and the same instrument.



                            [Signatures on next page]

If this Agreement accurately reflects the terms of the transaction which we are to enter into and if such terms are agreed to by the Corporation, please communicate your acceptance by executing where indicated below and returning one originally executed copy to the Agent.

Yours very truly,

STANDARD SECURITIES CAPITAL CORPORATION


By:      /s/ Mark Marcello
         ---------------------------------------------
         Name:   Mark Marcello
         Title:  Managing Director, Investment Banking


      The foregoing accurately reflects the terms of the transaction which we are to enter into and such terms are agreed to with effect as of the date first above written.


WORKSTREAM INC.


By:      /s/ Michael Mullarkey
         ---------------------------------------------
         Name:  Michael Mullarkey
         Title: President and Chief Executive Officer